EXHIBIT 10.21

ENDORSEMENT NO. 2

to the

PER OCCURRENCE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2012

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

NATIONAL LIABILITY & FIRE INSURANCE COMPANY

(hereinafter called, with other participants, the “Reinsurers”)

Effective June 1, 2014, the Contract has been amended as follows:

ARTICLE 6 – RETENTION AND LIMIT, Paragraph (4), shall now read as follows:

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2012, shall equal $7,500,000.

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2013, shall equal $11,000,000.

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2014, shall equal $18,000,000.

All other Terms and Conditions remain unchanged.

Signed in                     , on this      day of             , 2014

NATIONAL LIABILITY & FIRE INSURANCE COMPANY

BY:

TITLE:

ARP-HCI-02-LAC-001-12 DOC: April 8, 2014	Endorsement No. 2 – BRK

Signed in                     , on this      day of             , 2014

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-LAC-001-12 DOC: April 8, 2014	Endorsement No. 2 – BRK

ENDORSEMENT NO. 2

to the

PER OCCURRENCE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2012

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CLADDAUGH CASUALTY INSURANCE COMPANY, LTD.

(hereinafter called, with other participants, the “Reinsurers”)

Effective June 1, 2014, the Contract has been amended as follows:

ARTICLE 6 – RETENTION AND LIMIT, Paragraph (4), shall now read as follows:

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2012, shall equal $7,500,000.

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2013, shall equal $11,000,000.

“Reinsured’s Retention,” as respects all loss or losses arising out of Loss Occurrences commencing during the Contract Year effective June 1, 2014, shall equal $18,000,000.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-LAC-001-12 DOC: April 8, 2014	Endorsement No. 2 – CLAD

Signed in                     , on this      day of             , 2014

CLADDAUGH CASUALTY INSURANCE COMPANY, LTD.

BY:

TITLE:

Signed in                     , on this      day of             , 2014

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-LAC-001-12 DOC: April 8, 2014	Endorsement No. 2 – CLAD

<<CONTRACT_NO>> DOC: <<Contract_Document_Date>>	Endorsement No. 2 - <<reinsurer_20_code>>